UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 29, 2018

ASPEN INSURANCE HOLDINGS LIMITED
(Exact name of registrant as specified in its charter)

Bermuda	001-31909	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
141 Front Street
Hamilton HM 19
Bermuda
(Address of principal executive offices)
(Zip Code)
Registrant’s telephone number, including area code: (441) 295-8201
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Section 5 — Corporate Governance and Management
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
As previously disclosed, Mr. Thomas Lillelund ceased acting as Chief Executive Officer of Aspen’s reinsurance segment effective August 7, 2018. On August 29, 2018, Aspen Insurance UK Limited (“Aspen UK”) and Mr. Lillelund executed a letter, dated August 29, 2018 (the “Letter”), outlining the terms and conditions of Mr. Lillelund’s departure. Among other things, Aspen UK has agreed to release Mr. Lillelund early such that his employment with Aspen UK will cease on October 31, 2018 (the “Departure Date”). Aspen UK has also agreed that Mr. Lillelund may begin to work for a global P&C insurance company with effect from November 1, 2018.

With effect from the Departure Date, Mr. Lillelund will have no claim for any payment for salary or other benefits under (i) the Service Agreement, dated June 29, 2016, between Aspen UK and Mr. Lillelund, (ii) the Change in Control Agreement, dated June 29, 2016, between Aspen UK, Aspen Insurance Holdings Limited and Mr. Lillelund and (iii) an International Assignment Letter, dated June 29, 2016, between Aspen UK and Mr. Lillelund.

All Performance Shares and Restricted Share Units which were previously granted to Mr. Lillelund under the terms of the Aspen Insurance Holdings Limited 2013 Share Incentive Plan, as amended, and which have not already vested and been distributed to Mr. Lillelund by the Departure Date will lapse on the Departure Date and will, from such date, cease to be eligible for vesting. This forfeiture also applies to any Performance Shares which have already become “Eligible Shares” under the relevant long term incentive award agreement as at the Departure Date (meaning that the relevant financial performance criteria in relation to those Performance Shares have been tested but they remain subject to a requirement of continued employment until the relevant vesting date).

This summary is qualified in its entirety by the Letter which is attached hereto and filed as Exhibit 10.1.

Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
(d) Unless otherwise specified above, the following exhibit is furnished as part of this report:

10.1	Letter, dated August 29, 2018, between Thomas Lillelund and Aspen Insurance UK Services Limited.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPEN INSURANCE HOLDINGS LIMITED (Registrant)

Dated: August 31, 2018	By:	/s/ Scott Kirk
	Name:	Scott Kirk
	Title:	Group Chief Financial Officer